Accountants' Consent


The Board of Directors
Synovus Financial Corp.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                           /s/KPMG LLP

                                                           KPMG LLP


Atlanta, Georgia
October 4, 2001























                                  Exhibit 23.1